Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

PureFunds ISE Cyber Security ETF
(the “Fund”)

March 24, 2015

Supplement to the
Statement of Additional Information dated November 7, 2014

Effective immediately, the section entitled “Description of Permitted Investments—Borrowing” on page 10 of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

BORROWING

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its net assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Please retain this Supplement with your Statement of Additional Information for future reference.